Exhibit 10.4

[Estate]

Lock-Up Agreement

April     , 2005

Bear, Stearns & Co. Inc.

As Representative of the several

Underwriters referred to below

c/o Bear, Stearns & Co. Inc.

383 Madison Avenue

New York, New York 10179

Attention: Equity Capital Markets

The Greenbrier Companies, Inc. Lock-Up Agreement

Ladies and Gentlemen:

This letter agreement (this “Agreement”) relates to the proposed public offering (the “Offering”) by The Greenbrier Companies, Inc., a Delaware corporation (the “Company”), of its common stock, $.001 par value (the “Stock”).

In order to induce you and the other underwriters for which you act as representative (the “Underwriters”) to underwrite the Offering, the undersigned hereby agrees that, without the prior written consent of Bear, Stearns & Co. Inc. (“Bear Stearns”), during the period from the date hereof (i) until ninety (90) days from the date of the final prospectus for the Offering, or (ii) if the date of the final prospectus for the Offering is not prior to June 19, 2005, until June 19, 2005 (the “Lock-Up Period”), the undersigned (a) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security (as defined below), and (b) will not establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration; provided, however, that the foregoing restrictions shall not preclude or otherwise limit (i) the exercise of an option to purchase Stock previously granted to the undersigned by the Company, (ii) the transfer to the Company of Stock in connection with an exercise of an option to purchase Stock solely to pay the option exercise price or any taxes required to be withheld by the Company to the extent such transfer is permitted to satisfy such obligations pursuant to the Company’s equity compensation plans or the agreement pursuant to which such option was granted and so long as such transfer does not result in a sale of Stock to the public, (iii) a bona fide gift of Stock approved by Bear Stearns so long as the recipient of such Stock agrees in writing to be bound by the restrictions of this Lock-Up Letter Agreement or, (iv) the sale of Stock to the Company as contemplated by that certain Stock Purchase Agreement among the undersigned, William A. Furman and the Company, or (v) the pledge of up to 750,000 shares of Stock by the undersigned to secure a loan of up to $5.0 million in principal amount; provided as to (iii) above, each resulting transferee of

Relevant Securities executes and delivers to you an agreement satisfactory to you certifying that such transferee is bound by the terms of this Agreement and has been in compliance with the terms hereof since the date first above written as if it had been an original party hereto.  As used herein “Relevant Security” means the Stock, any other equity security of the Company or any of its subsidiaries and any security convertible into, or exercisable or exchangeable for, any Stock or other such equity security.

The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities.  The undersigned hereby further agrees that, without the prior written consent of Bear Stearns, during the Lock-up Period the undersigned (x) will not file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security and (y) will not exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms.  Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof.  Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York.  Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.

Very truly yours,

/s/ George L. Chelius

George L. Chelius, not in his individual capacity but solely as Executor of the Will and Estate of Alan James

/s/ Eric Epperson

Eric Epperson, not in his individual capacity but solely as Executor of the Will and Estate of Alan James

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[Furman]

Lock-Up Agreement

April     , 2005

Bear, Stearns & Co. Inc.

As Representative of the several

Underwriters referred to below

c/o Bear, Stearns & Co. Inc.

383 Madison Avenue

New York, New York 10179

Attention: Equity Capital Markets

The Greenbrier Companies, Inc. Lock-Up Agreement

Ladies and Gentlemen:

This letter agreement (this “Agreement”) relates to the proposed public offering (the “Offering”) by The Greenbrier Companies, Inc., a Delaware corporation (the “Company”), of its common stock, $.001 par value (the “Stock”).

In order to induce you and the other underwriters for which you act as representative (the “Underwriters”) to underwrite the Offering, the undersigned hereby agrees that, without the prior written consent of Bear, Stearns & Co. Inc. (“Bear Stearns”), during the period from the date hereof until ninety (90) days from the date of the final prospectus for the Offering (the “Lock-Up Period”), the undersigned (a) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security (as defined below), and (b) will not establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration; provided, however, that the foregoing restrictions shall not preclude or otherwise limit (i) the exercise of an option to purchase Stock previously granted to the undersigned by the Company, (ii) the transfer to the Company of Stock in connection with an exercise of an option to purchase Stock solely to pay the option exercise price or any taxes required to be withheld by the Company to the extent such transfer is permitted to satisfy such obligations pursuant to the Company’s equity compensation plans or the agreement pursuant to which such option was granted and so long as such transfer does not result in a sale of Stock to the public or (iii) a bona fide gift of Stock approved by Bear Stearns so long as the recipient of such Stock agrees in writing to be bound by the restrictions of this Lock-Up Letter Agreement; provided as to (iii) above, each resulting transferee of Relevant Securities executes and delivers to you an agreement satisfactory to you certifying that such transferee is bound by the terms of this Agreement and has been in compliance with the terms hereof since the date first above written as if it had been an original party hereto.  As used herein “Relevant Security” means the Stock, any other equity security of the Company or any of its subsidiaries and any security convertible into, or exercisable or exchangeable for, any Stock or other such equity security.

If:

(1) during the period that begins on the date that is 15 calendar days plus 3 business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues a earnings release or material news or a material event relating to the Company occurs; or

(2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the date that is 15 calendar days plus 3 business days after the date on which the issuance of the earnings release or the material news or material event occurs; provided, however, this paragraph will not apply if, within 3 days of the termination of the Lock-Up Period, the Company delivers to Bear Stearns a certificate, signed by the Chief Financial Officer or Chief Executive Officer of the Company, certifying on behalf of the Company that the Company’s shares of Stock are, as of the date of delivery of such certificate, “actively traded securities,” as defined in Regulation M, 17 CFR 242.101(c)(1).

The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities.  The undersigned hereby further agrees that, without the prior written consent of Bear Stearns, during the Lock-up Period the undersigned (x) will not file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security and (y) will not exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms.  Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof.  Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

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This Agreement shall be governed by and construed in accordance with the laws of the State of New York.  Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.

Very truly yours,

By:

Print Name:

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